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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS


As independent accountants, we hereby consent to the use of our report dated January 20, 1999 included in this Form 8-K.




                              /s/ Friedman Eisenstein Raemer and Schwartz, LLP

                              Friedman Eisenstein Raemer and Schwartz, LLP